TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 2

dated December 10, 2015

to the Statement of Additional Information dated May 1, 2015,

as supplemented October 1, 2015 (“SAI”)

Change to the Management Committee

Effective December 8, 2015, Nancy L. Jacob retired from the Management Committee of VA-1. Therefore, she should be removed from the list of Managers in the VA-1 SAI.

A15238 (12/15)